LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                       NOVEMBER 1-30, 2004            PAYMENT DATE:   DEC 15 2004
DETERMINATION DATE:                      DEC 08 2004                    REPORT BRANCH:  2042
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                 TOTAL          CLASS A-1      CLASS A-2       CLASS A-3      CLASS A-4     ERALIZATION
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Class Percentages                               100.00%          16.46%          39.20%         22.74%         19.60%         2.00%
Initial Pool Balance                     224,144,683.55   36,903,180.70   87,864,715.95  50,961,535.25  43,932,357.98  4,482,893.67
Prefunding                                30,957,357.27    5,096,819.30   12,135,284.05   7,038,464.75   6,067,642.02    619,147.15
Total Balance                            255,102,040.82   42,000,000.00  100,000,000.00  58,000,000.00  50,000,000.00  5,102,040.82
Note Balance Total                       250,000,000.00   42,000,000.00  100,000,000.00  58,000,000.00  50,000,000.00
Number of Contracts                              12,318
Class Pass Through Rates                                       1.57625%           2.65%          3.46%          4.05%
Servicing Fee Rate                             1.75000%
Indenture Trustee Fee                          0.00300%
Custodian Fee                                  0.02000%
Backup Servicer Fee                            0.02000%
Insurance Premium Fee                          0.29000%
Demand Note Rate                               6.00000%

Initial Weighted Average APR                    10.042%
Initial Weighted Average Monthly Dealer
  Participation Fee Rate                         0.000%
Initial Weighted Average Adjusted APR
  (net of Monthly Dealer Participation)
  of Remaining Portfolio                        10.042%
Initial Weighted Average Remaining Term           65.00
Initial Weighted Average Original Term            68.00

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CURRENT MONTH CERTIFICATE                                                                                              OVERCOLLAT-
  BALANCES                                 TOTAL         CLASS A-1       CLASS A-2        CLASS A-3       CLASS A-4    ERALIZATION
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BOP:
Prior Month Pool Balance               223,850,137.34   10,748,096.51   100,000,000.00   58,000,000.00  50,000,000.00  5,102,040.82
Prefunding Pool Balance                          0.00            0.00             0.00            0.00           0.00          0.00
Total Pool Balance                     223,850,137.34   10,748,096.51   100,000,000.00   58,000,000.00  50,000,000.00  5,102,040.82
Total Note Balance                     215,054,156.67    7,054,156.67   100,000,000.00   58,000,000.00  50,000,000.00

EOP:
Number of Current Month Closed
  Contracts                                       275
Number of Reopened Loans                         0.00
Number of Contracts - EOP                      12,660
Pool Balance  -  EOP                   216,433,770.32    3,331,729.49   100,000,000.00   58,000,000.00  50,000,000.00  5,102,040.82
Prefunding Pool Balance                          0.00            0.00             0.00            0.00           0.00          0.00
Total Pool Balance  -  EOP             216,433,770.32    3,331,729.49   100,000,000.00   58,000,000.00  50,000,000.00  5,102,040.82
Total Note Balance - EOP               206,825,900.62           (0.00)   98,825,900.62   58,000,000.00  50,000,000.00

Class Collateral Pool Factors              0.82730360      0.00000000       0.98825901      1.00000000     1.00000000

Weighted Average APR of Remaining
  Portfolio                                 10.03216%
Weighted Average Monthly Dealer
  Participation Fee Rate                     0.00000%
Weighted Average Adjusted APR
  (net of Monthly Dealer Participation)
  of Remaining Portfolio                    10.03216%
Weighted Average Remaining Term                 60.80
Weighted Average Original Term                  67.89
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                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                        CONTRACTS
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Monthly Payments:       Principal                                               3,447,226.60
                        Interest                                                1,826,215.59
Early Payoffs:          Principal Collected                                     3,746,645.06
                        Early Payoff Excess Servicing Compensation                      4.46
                        Early Payoff Principal Net of Rule of 78s Adj.          3,746,640.60           253
                        Interest                                                   33,723.43
Liquidated Receivable:  Principal Collected                                           752.23
                        Liquidated Receivable Excess Servicing Compensation             0.00
                        Liquidated Receivable Principal Net of Rule of 78s Adj.       752.23            22
                        Interest                                                     (109.72)
Purchase Amount:        Principal                                                       0.00             0
                        Interest                                                        0.00
                                     Total Principal                            7,194,619.43
                                     Total Interest                             1,859,829.30
                                     Total Principal and Interest               9,054,448.73
Recoveries                                                                        140,542.14
Excess Servicing Compensation                                                           4.46
Late Fees & Miscellaneous Fees                                                     32,825.80
Collection Account Customer Cash                                                9,227,821.13
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                7,951.62
Prefunding Account Investment Income                                                    0.00
Mandatory Special Redemption                                                            0.00
Negative Carry Amount                                                                   0.00
Available Funds                                                                 9,235,772.75

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                                                                                          DISTRIBUTION     SHORTFALL/DRAW
DISTRIBUTION                                                                                 AMOUNT       DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------------------

                                                                          9,235,772.75
Monthly Dealer Participation Fee                                                 (1.02)    9,235,773.77         0.00
Prior Unpaid Dealer Participation Fee                                             0.00     9,235,773.77
Servicing Fees:                    Current Month Servicing Fee              326,448.12
                                   Prior Period Unpaid Servicing Fee              0.00
                                   Late Fees & Miscellaneous Fees            32,825.80
                                   Excess Servicing Compensation                  4.46
                                               Total Servicing Fees:        359,278.38     8,876,495.39         0.00
Indenture Trustee Fee                                                           537.64     8,875,957.75         0.00
Custodian Fee                                                                 3,730.84     8,872,226.91         0.00
Backup Servicer Fee                                                           3,730.84     8,868,496.07         0.00
Prior Unpaid Indenture Trustee Fee                                                0.00     8,868,496.07         0.00
Prior Unpaid Custodian Fee                                                        0.00     8,868,496.07         0.00
Prior Unpaid Backup Servicer Fee                                                  0.00     8,868,496.07         0.00
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                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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                                                                              DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                           AMOUNT         DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                       9,265.93     8,859,230.14            0.00
                             Prior Carryover Shortfall               0.00     8,859,230.14
Class A-2 Note Interest:     Current Month                     220,833.33     8,638,396.81            0.00
                             Prior Carryover Shortfall               0.00     8,638,396.81
Class A-3 Note Interest:     Current Month                     167,233.33     8,471,163.48            0.00
                             Prior Carryover Shortfall               0.00     8,471,163.48
Class A-4 Note Interest:     Current Month                     168,750.00     8,302,413.48            0.00
                             Prior Carryover Shortfall               0.00     8,302,413.48
Principal Payment Amount:    Current Month                           0.00     8,302,413.48            0.00
                             Prior Carryover Shortfall               0.00     8,302,413.48
Certificate Insurer:         Reimbursement Obligations               0.00     8,302,413.48            0.00
                             Premium                            49,983.41     8,252,430.07            0.00

Demand Note Interest Payment Amount

                             Current Month                      28,698.83     8,223,731.24            0.00
                             Prior Carryover Shortfall               0.00     8,223,731.24            0.00
Demand Note                  Reimbursement                           0.00     8,223,731.24            0.00
Expenses:                    Trust Collateral Agent                  0.00     8,223,731.24            0.00
                             Indenture Trustee                       0.00     8,223,731.24            0.00
                             Backup Servicer                         0.00     8,223,731.24            0.00
                             Custodian                               0.00     8,223,731.24            0.00
Distribution to (from) the Spread Account                    8,223,731.24             0.00

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LIQUIDATED RECEIVABLES
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                                                                                               Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                     Balance         Units
  BOP Liquidated Receivable Principal Balance   222,899.82        BOP Cram Down loss Balance        0.00          1.00
  Current Month Cram Down Loss                     (400.00)       Current Month Cram Down Loss   (400.00)         1.00
  Liquidation Principal Proceeds                    752.23
  Principal Loss                                221,747.59
  Prior Month Cumulative Principal Loss LTD     599,970.72
  Cumulative Principal Loss LTD                 821,718.31        Cumulative Cram Down Loss      (400.00)         2.00

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STATISTICAL INFORMATION
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                                                                % OF TOTAL POOL
DELINQUENCY STATUS:          # OF CONTRACTS       AMOUNT             BALANCE
     Current                       10,345      181,042,572.52         83.65%
     1-29 Days                      2,155       33,858,001.91         15.64%
     30-59 Days                        99          923,308.77          0.43%
     60-89 Days                        27          260,858.48          0.12%
     90-119 Days                       22          273,696.16          0.13%
     120 Days or More                  12           75,332.48          0.03%
                       Total       12,660      216,433,770.32        100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.49663%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.66%      3.58%            NO             3.81%             NO
Cumulative Loss Rate                0.17%      1.79%            NO             2.10%             NO

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STATISTICAL INFORMATION CONTINUED
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Repossession Statistics:

                             CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                             # of Contracts      Amount*                                      # OF CONTRACTS      AMOUNT*

Prior Month Inventory                  12      209,650.67              Prior Month Inventory               4     73,187.26
Repurchased                             0            0.00                        Repurchased               0          0.00
Adjusted Prior Month Inventory         12      209,650.67     Adjusted Prior Month Inventory               4     73,187.26
Current Month Repos                    12      202,500.13                Current Month Repos              12    195,684.19
Repos Actually Liquidated              10      165,706.64       Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0            0.00          Repos Actually Liquidated              16    268,871.45
Dealer Payoff                           0            0.00                      Dealer Payoff               0          0.00
Redeemed/Cured                          0            0.00                     Redeemed/Cured               0          0.00
Purchased Repos                         0            0.00                    Purchased Repos               0          0.00
Current Month Inventory                14      246,444.16            Current Month Inventory               0          0.00

               * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                             # OF CONTRACTS        AMOUNT
Current Month Balance                  23      222,499.82
Cumulative Balance                     76      887,124.63
Current Month Proceeds                             642.51
Cumulative Proceeds                             65,400.88
Current Month Recoveries                       140,542.14
Cumulative Recoveries                          399,635.47

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR SALE      CUMULATIVE RECEIVABLES
                                          AND BY ELECTION                            LIQUIDATED AT 150+ AND 60+ BALANCE:

                                                  Balance           Units                     Balance         Units
Prior Month                                          0.00               0                        0.00             0
Current Trust Liquidation Balance                7,815.83               4                    7,815.83             4
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                             0.00               0
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00              -2
Deficiency Balance of Sold Vehicles                  0.00
EOP                                              7,815.83               2                    7,815.83             4

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION

                                                                          REQUISITE AMOUNT:   3,826,511.30

Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,826,511.30
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                8,223,731.24
Investment Income                                                4,524.81
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                           12,054,767.35

Spread Account Release Amount                                8,228,256.05

EOP Balance                                                  3,826,511.30

     Class A Principal Payment Amount                        8,228,256.05
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      5,739,766.96

     OVERCOLLATERALIZATION AMOUNT                            9,607,869.70

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 19,174,147.96            8.86%

     REQUIRED TOTAL ENHANCEMENT AMOUNT                      21,643,377.03           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                                     0.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                        0.00
     Investment Income Deposited to Note Account                     0.00
     Mandatory Special Redemption                                    0.00
     Remaining Prefunding Balance                                                     0.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                           0.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                                     0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                                     0.00
     Current Month Negative Carry                                    0.00
     Investment Income                                               0.00
     EOP Balance Prior to Release                                    0.00
     Capitalized Interest Account Balance Released to Servicer       0.00
     EOP Balance                                                     0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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CUMULATIVE LOSS:                                  CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------
  UP TO MONTH   TRIGGER EVENT   EVENT OF DEFAULT    UP TO MONTH   TRIGGER EVENT   EVENT OF DEFAULT

       3            0.90%             1.15%              3              1.79%            2.08%
       6            1.79%             2.10%              6              3.58%            3.81%
       9            2.24%             2.67%              9              4.26%            4.85%
      12            3.58%             3.81%             12              6.72%            6.92%
      15            4.07%             4.33%             15              7.74%            7.87%
      18            4.89%             5.19%             18              9.78%            9.44%
      21            5.33%             6.06%             21             10.26%           11.02%
      24            5.91%             6.58%             24             10.74%           11.96%
      27            6.29%             7.10%             27             11.43%           12.91%
      30            6.86%             7.61%             30             12.47%           13.84%
      33            7.24%             8.14%             33             13.16%           14.79%
      36            7.62%             8.48%             36             13.85%           15.42%
      39            7.81%             8.65%             39             14.20%           15.73%
      42            8.00%             9.00%             42             14.54%           16.36%
      45            8.00%             9.00%             45             14.54%           16.36%
      48            8.00%             9.00%             48             14.54%           16.36%
      51            8.00%             9.00%             51             14.54%           16.36%
      54            8.00%             9.00%             54             14.54%           16.36%
      57            8.00%             9.00%             57             14.54%           16.36%
      60            8.00%             9.00%             60             14.54%           16.36%
      63            8.00%             9.00%             63             14.54%           16.36%
      66            8.00%             9.00%             66             14.54%           16.36%
      69            8.00%             9.00%             69             14.54%           16.36%
      72            8.00%             9.00%             72             14.54%           16.36%
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AVERAGE DELINQUENCY RATIO:
---------------------------------------------------------
Up to Month            Trigger Event    Event of Default
                     12        5.25%               7.25%
                     24        6.25%               8.25%
                     72        7.25%               9.25%
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                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated July 1,
2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7